SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

S1 CORPORATION (Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3500 Lenox Road, NE, Suite 200, Atlanta, Georgia 30326
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 7.01           Regulation FD Disclosure

On March 12, 2007, S1 Corporation (the “Company”) issued a Press Release which contains pre-commencement statements about an issuer tender offer for shares of the Company’s common stock. A copy of the Press Release, which is incorporated by reference herein, is filed as Exhibit 99 to this report.

Item 9.01     Financial Statements and Exhibits

(c)  Exhibits

Exhibit No	Description

99.1	Press Release dated March 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/s/ Richard P. Dobb

Richard P. Dobb Chief Legal Officer and Corporate Secretary

Date: March 12, 2007

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release dated March 12, 2007